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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO EXTEND FINANCING COMMITMENT

On December 19, 2005 PRG-Schultz International, Inc. (the "Company") entered into an amendment to the financing commitment letter dated November 28, 2005 with Petrus Securities L.P. and Parkcentral Global Hub Limited (the "Petrus Entities") and Blum Strategic Partners II GmbH & Co. KG. and Blum Strategic Partners II, L.P. (the "Blum Entities") that extended the commitment to December 21, 2005.

The Blum Entities are beneficial owners of the Company's common stock and 4 3/4% Convertible Subordinated Notes due 2006 (the "Convertible Notes"), and they have the right to designate a member of the Company's Board of Directors and to have an observer present at all Board meetings. The Petrus Entities are beneficial owners of the Company's common stock and Convertible Notes. The Petrus entities and affiliated entities of the Blum Entities serve on the Ad Hoc Committee of holders of the Convertible Notes to consider strategic alternatives relating to the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRG-SCHULTZ INTERNATIONAL, INC.



Date:  December 19, 2005                 By:  /s/ C. McKellar, Jr.
                                              ----------------------------------
                                              Clinton McKellar, Jr.
                                              General Counsel and Secretary



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